                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): DECEMBER 20, 2002

                                 CONOCOPHILLIPS
             (Exact name of registrant as specified in its charter)

           DELAWARE                    000-49987                 01-0562944
(State or other jurisdiction of       (Commission             (I.R.S. Employer
        incorporation)               File Number)            Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (281) 293-1000



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ITEM 5. OTHER EVENTS.

         On August 30, 2002 (the Merger Date), Phillips Petroleum Company (Phillips) and Conoco Inc. (Conoco) combined their businesses by merging with separate acquisition subsidiaries of ConocoPhillips. For accounting purposes, Phillips was treated as the acquirer of Conoco, and ConocoPhillips was treated as the successor of Phillips. Accordingly, references to ConocoPhillips, including in the financial statements and other information included in the exhibits to this report, for periods prior to the Merger Date are references to Phillips only, and do not include any information relating to Conoco.

         In accordance with Financial Accounting Standards Board (FASB) Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," ConocoPhillips presented the operations of certain assets held for disposal as discontinued operations in its financial statements included in its Quarterly Report on Form 10-Q for the period ended September 30, 2002, as filed with the U.S. Securities and Exchange Commission on November 14, 2002. ConocoPhillips has also made certain changes to its alignment of operating segments from those formerly reported in the Phillips 2001 Form 10-K, including:

     o Transferring the natural gas liquids fractionation and marketing business from the Refining and Marketing segment to the Midstream segment.

     o Transferring the fuels technology business from the Refining and Marketing segment to the newly created Emerging Businesses segment.

     o   Transferring all discontinued operations to Corporate and Other.

         ConocoPhillips, as successor to Phillips, is restating the audited financial statements included in the Phillips Annual Report on Form 10-K for the year ended December 31, 2001, as amended, to reflect:

     o as discontinued operations the Woods Cross refinery and associated wholesale marketing activities (Woods Cross business unit). The Woods Cross business unit was the only asset held for sale that qualifies as a "component of an entity" as defined in Statement No. 144; and

     o   the segment realignments discussed above.

         Such restated audited financial statements and supplementary data are attached as Exhibit 99 to this Current Report on Form 8-K. In addition, ConocoPhillips is also including in Exhibit 99 to this report Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations that reflect the changes noted above.

         The restated audited financial statements of ConocoPhillips, supplementary data and Management's Discussion and Analysis of Financial Condition and Results of Operations supersede those included in the Phillips Annual Report on Form 10-K for the year ended December 31, 2001, filed on March 20, 2002. Except with respect to the limited matters discussed above, the information set forth in Exhibit 99 speaks as of March 15, 2002, and has not been updated to reflect events subsequent to that date. This



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Form 8-K should be read in conjunction with ConocoPhillips' other public filings with the Securities and Exchange Commission, including ConocoPhillips' Form 10-Q for the quarterly period ended September 30, 2002, filed on November 14, 2002.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         12  --   Restated Computation of Ratio of Earnings to Fixed Charges.

         23  --   Consent of Independent Auditors.

         99  --   Restated Selected Financial Data, Management's Discussion and
                  Analysis of Financial Condition and Results of Operations, and
                  Financial Statements and Supplementary Data.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CONOCOPHILLIPS



                                                  /s/ Rand C. Berney
                                       -----------------------------------------
                                                    Rand C. Berney
                                             Vice President and Controller
Date: December 20, 2002



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

                                  EXHIBIT INDEX


EXHIBIT
NO.           DESCRIPTION
-------       -----------
12     --     Restated Computation of Ratio of Earnings to Fixed Charges.

23     --     Consent of Independent Auditors.

99     --     Restated Selected Financial Data, Management's Discussion and
              Analysis of Financial Condition and Results of Operations, and
              Financial Statements and Supplementary Data.



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